4. Summary of Significant Accounting Policies: Foreign Currency Translation (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Foreign Currency Translation

Foreign Currency Translation

The functional currency of the Company is Canadian dollar.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities are translated using the historical rate on the date of the transaction. All exchange gains or losses arising from translation of these foreign currency transactions are included in net income (loss) for the year.  The translation gains and losses resulting from the changes in exchange rates are reported in accumulated other comprehensive gain (loss).